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                                                                    EXHIBIT 23.9



                              ENGINEER'S CONSENT

     We consent to the reference to our appraisal for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.



                                  JOHN P. HUNTER & ASSOCIATES LTD.

                                  /s/  John P. Hunter

August 17, 1999